Statement of Additional Information Supplement	January 15, 2015

Putnam Research Fund

Statement of Additional Information dated November 30, 2014

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Jacquelyne Cavanaugh, Kelsey Chen, Neil Desai, Kathryn Lakin, Ferat Ongoren and Walter Scully. These sub-sections are also supplemented with regards solely to Ms. Cavanaugh and Ms. Lakin as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio managers managed as of November 30, 2014. The other accounts may include accounts for which these individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Jacquelyne Cavanaugh	3	$75,200,000	0	0	1	$300,000

Kathryn Lakin	1	$55,600,000	0	0	1	$200,000

Ownership of securities

The dollar range of shares of the fund owned by these portfolio managers as of November 30, 2014, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers	Dollar range of shares owned

Jacquelyne Cavanaugh	$0

Kathryn Lakin	$0

PM Supplement 1/15/15